EXHIBIT (I)


                               CONSENT OF COUNSEL

                            Gabelli Value Fund, Inc.

     We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 18 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 33-30139, Investment Company Act File No. 811-5848) of Gabelli Value Fund, Inc. (the "Fund") under the caption "Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.


                                              /S/ WILLKIE FARR & GALLAGHER
                                                  ------------------------
                                                  Willkie Farr & Gallagher


April 29, 2003
New York, New York